EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND
Supplement to
Prospectus, Summary Prospectus and Statement of Additional Information
dated March 1, 2019

The Board of Trustees of Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”), has approved a change to the Fund’s fundamental policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”). Shareholders of the Fund will be asked to approve the proposed change at a special meeting of Fund shareholders to be held on November 1, 2019 (the “Special Meeting”).

If shareholder approval is obtained at the Special Meeting, effective November 4, 2019, the Fund’s current Concentration Policy will be replaced with the following, and the Fund’s registration statement will be amended to reflect the new Concentration Policy:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund.

The Fund invests substantially all of its assets in the Global Macro Capital Opportunities Portfolio (the “Portfolio”). If shareholder approval is obtained at the Special Meeting, the Portfolio will adopt a Concentration Policy that is identical to that proposed for the Fund.

October 4, 2019	33403 10.4.19